UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 30, 2021 (December 23, 2021)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 23, 2021, the Compensation Committee (the "Committee") of the Board of Directors (the “Board”) of Altice USA, Inc. (the "Company") approved grants of equity awards to the Company’s named executive officers, with a grant date of December 29, 2021. These awards were made pursuant to the Altice USA Amended and Restated 2017 Long Term Incentive Plan (the “Plan”) and an amendment to the Plan (the “Amendment”), approved by the Board in December 2021, that would increase the number of shares of Class A common stock of the Company (each a “Share”) authorized for issuance under the Plan. The awards are contingent on shareholder approval of the Amendment at the Company’s 2022 annual meeting of shareholders.
The Committee approved grants to the named executive officers consisting of a combination of stock options and restricted stock units (“RSUs”) that vest over three years based on continued service. Dexter Goei, the Company’s Chief Executive Officer, was granted 2,945,990 stock options and 1,140,684 RSUs; Michael Grau, the Company’s Chief Financial Officer, was granted 797,872 stock options and 308,935 RSUs; Michael Olsen, the Company’s Executive Vice President, General Counsel and Secretary, was granted 552,373 stock options and 213,878 RSUs and Colleen Schmidt, the Company’s Executive Vice President, Human Resources, was granted 368,249 stock options and 142,586 RSUs. The stock options have an exercise price of $15.78 (equal to the volume weighted average trading price of a Share as reported on by the New York Stock Exchange for the 30‑day period immediately preceding the grant date). One-third of the stock options and RSUs will vest on each of December 29, 2022, 2023 and 2024, respectively, provided that the recipient continues to provide services to the Company on the applicable vesting date.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Altice USA 2017 Long Term Incentive Plan, Form of Nonqualified Stock Option Award Agreement
10.2	Altice USA 2017 Long Term Incentive Plan, Form of Restricted Stock Unit Award Agreement
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: December 30, 2021	By:	/s/ Michael E. Olsen
Michael E. Olsen
Executive Vice President, General Counsel and Secretary